                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         The undersigned directors and officers of Affymetrix, Inc. do hereby constitute and appoint Stephen Fodor, Edward Hurwitz and Vern Norviel, and each of them, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our name and behalf in our capacities as directors and offices, and to execute any and all instruments for us and in our names in the capacities indicated below which such person or persons may deem necessary or advisable to enable Affymetrix to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for us, or any of us, in the capacities indicated below and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


         SIGNATURE                          TITLE                     DATE
-----------------------------    -----------------------------  ----------------
/s/ Stephen P.A. Fodor, Ph.D.    Chief Executive Officer and
-----------------------------    Chairman of the Board          October 11, 1999
    Stephen P.A. Fodor, Ph.D.

    /s/ Edward M. Hurwitz        Vice President and Chief       October 11, 1999
-----------------------------    Financial Officer (Principal
        Edward M. Hurwitz        Financial and Accounting
                                 Officer)

 /s/ John D. Diekman, Ph.D.      Vice Chairman of the Board     October 11, 1999
-----------------------------
     John D. Diekman, Ph.D.

    /s/ Paul Berg, Ph.D.         Director                       October 11, 1999
-----------------------------
        Paul Berg, Ph.D.

  /s/ Vernon R. Loucks, Jr.      Director                       October 12, 1999
-----------------------------
      Vernon R. Loucks, Jr.

  /s/ Barry C. Ross, Ph.D.       Director                       October 12, 1999
-----------------------------
      Barry C. Ross, Ph.D.

     /s/ David B. Singer         Director                       October 11, 1999
-----------------------------
         David B. Singer

   /s/ Lubert Stryer, M.D.       Director                       October 14, 1999
-----------------------------
       Lubert Stryer, M.D.

      /s/ John A. Young          Director                       October 12, 1999
-----------------------------
          John A. Young